Exhibit 10.3

Exclusive Management Service and Business Cooperation Agreement

(English translation)

This Exclusive Management Service and Business Cooperation Agreement (this “Agreement”) is entered into as of January 25, 2017, by and among the following parties in Foshan, the People’s Republic of China (“PRC”):

Party A:	Zhuhai Hengqin Bright Scholar Management Consulting Co., Ltd., a wholly foreign-owned enterprise duly established and validly registered under the laws of the PRC, whose unified social credit code is 91440400MA4W6P9G26 and whose registered address is Room 105-24987 (central office area), No.6, Baohua Road, Hengqin New District, Zhuhai, Guangdong Province

Party B:	BGY Education Investment Management Co., Ltd., a company with limited liabilities duly established and validly registered under the laws of the PRC, whose registered number is 440681000609038, and whose registered address is at Room A216, Building 1, Guangdong Country Garden School, West 20 Road, Shunde Country Garden Community, Next to Bijiang Bridge, Beijiao Town, Shunde District, Foshan, Guangdong Province,

Subsidiaries of Party B: all entities as listed in Appendix I and any entity invested or controlled (including control by contract) by Party B according to this Agreement from time to time (including but not limited to any company, school or relevant entity in which Party B holds, directly or indirectly, more than 50% equity interest)

Part C:

Meirong Yang, PRC citizen, Identity Card Number:                     ;

Wenjie Yang, PRC citizen, Identity Card Number:                     .

(Each of Party A, Party B, Subsidiaries of Party B and Party C, a “Party”, and collectively the “Parties”.)

WHEREAS,

(1)	Party A is a wholly foreign-owned enterprise duly registered and validly existing under the PRC laws, owning resources to provide technical support and consulting services;

(2)	Party B is a limited liability company duly registered and validly existing under the PRC laws and engages in industrial investment and management, education consultation, education and culture planning, promotion of education project (“Education Consultant Services”).

(3)	Party B holds the equity interests or rights of Subsidiaries of Party B as listed in Appendix I;

(4)	Party C is the shareholder of Party B and owns 100% of the equity interests of Party B;

(5)	Party A agreed to provide exclusive education management consultant, intellectual property license, technical support and operation support service to Party B and Subsidiaries of Party B with Party A’s advantages in human resource, technology and information. Party B and the Subsidiaries of Party B agreed to accept such relevant services from Party A.

NOW THEREFORE, the Parties through amiable negotiations agree as follows:

1.	Provision of Services

1.1	In accordance with the terms and conditions herein, Party B and Subsidiaries of Party B and Party C appoint Party A as Party B and Subsidiaries of Party B’ exclusive technical and service provider to provide full-scope education management consultant, intellectual property license, technical support and consultant services as provided in Appendix II. Party B and Subsidiaries of Party B are referred to as “Service Accepting Party”.

Party B and Subsidiaries of Party B shall determine the specific contents of services within the scope listed in Appendix II with Party A or any entity designated by Party A based on the actual need in their business. Both parties confirm that the services provided by Party A are confined to the approved operation scope. In the event Party B and Subsidiaries of Party B require Party A to provide services beyond the approved operation scope, Party A is entitled to designate a third party or expand Party A’s operation scope with accordance to PRC laws and obtain relevant approvals, to provide such services.

1.2	Party B, Subsidiaries of Party B, and Party C further agree that during the effective period of this Agreement, Party B, Subsidiaries of Party B and Party C shall not, and shall cause the affiliates of them not to, directly and indirectly obtain the same or similar exclusive technical and services as provided under this Agreement from any third party, or establish any similar business cooperative relation with any third party with respect to the matters stipulated herein.

1.3	To ensure the normal operation of the ordinary business of Party B and Subsidiaries of Party B, Party A may, but is not obligated to, in its discretion and in accordance with the PRC laws, provide guarantee for the performance of the agreements entered into by Party B or Subsidiaries of Party B with any third party with respect to the business of Party B and Subsidiaries of Party B. Party B, Subsidiaries of Party B, and Party C hereby agree and confirm that if they need to provide any guarantee for the performance under any agreement or loan of Party B and/or Subsidiaries of Party B during their operation, they will ask Party A to act as their guarantor first.

2.	Service Fee and Payment

2.1	By considering the contents of specific services provided and the target of service, Party A may determine, in its discretion, a fair service fee and proper payment arrangement according to the income and student number of Party B and Subsidiaries of Party B in a fixed period. The calculation and payment arrangement of the service fee is provided in Appendix II of the Agreement.

2.2	If Party A determines the fee calculation mechanism specified herein should no longer apply due to whatever reason and need to be adjusted, Party A shall actively and faithfully propose an adjustment scheme to determine a new fee standard or mechanism. If Service Accepting Party does not respond within seven (7) days after receiving the adjustment scheme as mentioned above, it shall be deemed as having accepted the adjustments proposed by Party A.

3.	Intellectual Properties

3.1	Party A shall solely and exclusively enjoy any ownership, interest and right of the intellectual properties produced by performance under this Agreement, including but not limited to copyrights, patents, rights of application for patents, technical secrets and business secrets, and without Party A’s consent, Party B and Subsidiaries of Party B have no rights other than those provided herein and shall actively take all necessary measures to help Party A obtain such intellectual properties. For avoidance of doubt, any intellectual property that is in the process of filing with governmental authorities or owned by Party B or Subsidiaries of Party B shall be transferred by the beneficial owner or the applicant of such intellectual property to Party A or its affiliate as appointed by Party A and Party B and Subsidiaries of Party B shall execute transfer agreement for such intellectual property unless Party A have confirmed that such intellectual properties are necessary for Party B or Subsidiaries of Party B in their ordinary business or such intellectual properties shall be held by Party B or Subsidiaries of Party B according to relevant PRC laws and regulations.

3.2	If a development made by Party A is based on the intellectual properties owned by Party B or Subsidiaries of Party B, Party B or Subsidiaries of Party B shall ensure that such intellectual properties are flawless. Otherwise Party B and Subsidiaries of Party B shall indemnify Party A for all damages and losses caused to Party A by any flaw of such intellectual properties. If Party A is liable to any third party for such reason, Party A is entitled to recover all of its losses from Party B or Subsidiaries of Party B.

3.3	This Article 3 shall survive any modification, dissolution or termination of this Agreement.

4.	Exercise of Party A’s rights

In view of Article 1 in this Agreement, in order to specify respective rights and obligations of each Party, to ensure Party A’s actual performance in providing management services to Party B and Subsidiaries of Party B under this Agreement, and to ensure the implementation of business services between Party A, Party B and Subsidiaries of Party B and the payment of the amounts that shall be paid by Party B and Subsidiaries of Party B to Party A, Party B, Subsidiaries of Party B and Party C agree as below:

4.1	Party A is entitled to provide suggestions and requirements with respect to Party B and Subsidiaries of Party B’ operation, financial management and employment, and Party B and Subsidiaries of Party B shall strictly carry out or abide by such suggestions or requirements.

4.2	Party C, Party B and Subsidiaries of Party B shall elect directors of Party B and Subsidiaries of Party B as designated by Party A according to laws, regulations and Articles of Association of the companies or schools, cause such elected directors to elect the person recommended by Party A as the chairman of the board of directors, and appoint the persons designated by Party A as senior managers of Party B and Subsidiaries of Party B, including but not limited to the headmaster of schools, manager, the chief financial officer, the responsible officers of each branch of business, financial managers, financial superintendents and accountants.

4.3	Party C, Party B and/or Subsidiaries of Party B shall dismiss any director and/or senior manager of Party B and Subsidiaries of Party B in accordance with the requirement of Party A, and elect and engage others as designated by Party A.

4.4	For the purpose of Article 4.3, Party C, Party B and Subsidiaries of Party B shall conduct necessary internal and external procedures in accordance with law, Articles of Association and this Agreement to complete such dismissal and engagement procedures.

4.5	Party A is entitled to inspect accounts of Party B and Subsidiaries of Party B periodically and at any time. Party B and Subsidiaries of Party B shall keep accounts timely and accurately, and provide accounts, audit reports, financial statements and any operation records, business contracts, financial materials for Party A upon Party A’s requests. During the effective period of this Agreement and in accordance with relevant laws, Party B and Subsidiaries of Party B shall assist Party A and any third party designated by Party A to conduct audit (including but not limited to audit of affiliated transactions and any other audits), provide information and materials with respect to Party B and Subsidiaries of Party B’ operation, business, clients, finance and employees, and permit Party A or Party A’s affiliates to disclose such information and materials to satisfy securities supervision requirement.

4.6	Party C hereby agrees that as of the date hereof, it shall execute a Power of Attorney the form and substance of which shall be satisfied by Party A, and shall comprehensively, appropriately, and completely perform the obligation under such Power of Attorney, including but not limited to unconditionally and irrevocably authorize Party A or the party designated by Party A (the “Trustee”, and Party C shall not be such Trustee) to exercise the rights of shareholder and/or director of Party B and Subsidiaries of Party B as Party C’s agent according to the Trustee’s own will.

4.7	Party C confirms that as of the date hereof, it has comprehensively and clearly understood the obligations of Party B and Subsidiaries of Party B hereunder, and that it is willing to pledge its equity interest in Party B (collectively, 100% equity interest of Party B) to Party A, as a security for the performance of the obligations of Party B and Subsidiaries of Party B under this Agreement. The Parties will separately execute the agreements for equity interest pledge.

4.8	Upon Party A’s requests in writing, Party B, Subsidiaries of Party B and Party C shall set all accounts receivable and/or other legal assets which could be disposed as collaterals to guarantee service fee payment under Article 2.1 of this Agreement. During the effective period of this Agreement, Party B and Subsidiaries of Party B shall maintain complete licenses necessary for its business operation and the right and capacity to conduct relevant business in China.

4.9	In the event Party B or Subsidiaries of Party B conduct the dissolution or the liquidation for whatever reason, Party C, Party B or Subsidiaries of Party B shall assign personnel recommended by Party A as liquidators permitted by PRC laws and regulations to manage the property of Party B or Subsidiaries of Party B. In the event Party B or Subsidiaries of Party B conduct the dissolution or the liquidation, no matter Article 4.9 can be enforced or not and subject to the restriction under PRC law, Party C, Party B or Subsidiaries of Party B shall respectively deliver all residual property obtained from the liquidation of Party B or Subsidiaries of Party B under PRC laws and regulations to Party A.

4.10	Without Party A’ prior written consent, Party B and Subsidiaries of Party B shall not conduct any transaction that may have substantial effect on their assets, obligations, rights or operation, including but not limited to the followings:

a)	conducting any business beyond the scope of normal operation or in the way different from prior usual manners;

b)	raising a loan from a third party or undertaking any debts;

c)	changing or removing any director or any senior manager;

d)	selling, purchasing or disposing any asset or interest in any manner from/to any third party, including but not limited to intellectual properties;

e)	using corporate assets or intellectual properties as collaterals, providing warranties in any other ways, or placing any other encumbrances on corporate assets other than for the debts owed by Party B and Subsidiaries of Party B;

f)	modifying the Articles of Association or the scope of operation;

g)	modifying corporate operation modes, business procedures or any significant internal regulations;

h)	making significant adjustment on business modes, marketing strategies, operation tactics or client relationship;

i)	distributing profits and dividend in any manner;

j)	conducting liquidation and distributing residual properties;

k)	transferring or assigning rights and obligations hereunder to any third party;

l)	entering into any agreement or arrangement that conflicts with this Agreement or may damage Party A’s rights and interests under this Agreement;

m)	engaging in any arrangement of contractual operation, leasing management, merger, division, join venture, shareholding reform or other method to change the method of operation and equity structure, or disposing any or all asset or equity interest of Party B or Subsidiaries of Party B by transfer, sale, conversion or any other manners.

Furthermore, Party B, Subsidiaries of Party B and Party C shall cause Party B and Subsidiaries of Party B to notify Party A timely of any event that has or may have significant adverse effect on business and operation of Party B and Subsidiaries of Party B, and make their best effort to prevent the occurrence of such event and/or the expansion of damages.

4.11	Party B hereby grants to Party A an irrevocable and exclusive Purchase Right which subject to the PRC laws allows Party A to purchase, at its option, any or all of the asset and business of Party B with the lowest price as permitted under PRC laws. Parties shall separately execute an agreement for such transfer of assets and business and determine the terms and conditions for such transfer of assets and business.

5.	Term and Right of Termination

5.1	The Agreement is executed and becomes effective as of the date stated above.

5.2	Unless all Parties reach an agreement to early terminate this Agreement, the term of this Agreement shall be effective during the business operation period of Party A, Party B and Subsidiaries of Party B.

5.3	Party A shall have the option to terminate this Agreement at any time. During the performance of this Agreement, Party A is entitled to terminate this Agreement with written notice at any time.

5.4	Without Party A’s written consent, Party B, Subsidiaries of Party B and/or Party C have no right to terminate this Agreement.

6.	Representations and Warranties

6.1	Party A represents and warrants to Party B and Subsidiaries of Party B as follows:

a)	Party A is a wholly foreign-owned enterprise duly registered and validly existing under the PRC laws, and has the capability to take civil responsibilities;

b)	Party A has the corporate power to execute and deliver this Agreement and perform the obligations under this Agreement. Once this Agreement is executed, Party A assumes legal, effective and binding obligations and such obligations are enforceable according to this Agreement;

c)	Neither the execution of this Agreement nor the performance of obligations under this Agreement by Party A shall conflict with, breach or violate (i) any operation license of Party A or any article of Party A’s Articles of Association, (ii) any law, regulation, rule, authorities or approval of government authorities or departments applicable to Party A, or (iii) any provision of contracts or agreements executed by Party A.

6.2	Party B and Subsidiaries of Party B separately and jointly represent and warrant to Party A as follows:

a)	Party B and Subsidiaries of Party B are limited liability companies duly registered and validly existing under the PRC laws, and have the capability to take civil responsibilities with their registered capital;

b)	Party B and Subsidiaries of Party B have the corporate power to execute and deliver this Agreement and perform the obligations under this Agreement. Once this Agreement is executed, Party B and Subsidiaries of Party B assume legal, effective and binding obligations and such obligations are enforceable according to this Agreement;

c)	Neither the execution of this Agreement nor the performance of obligations under this Agreement by Party B and Subsidiaries of Party B shall conflict with, breach or violate (i) any operation license of Party B and Subsidiaries of Party B or any article of Party B and Subsidiaries of Party B’ Articles of Association, (ii) any law, regulation, rule, authorities or approval of government authorities or departments applicable to Party B and Subsidiaries of Party B, or (iii) any provision of contracts or agreements executed by Party B and Subsidiaries of Party B;

d)	Party B and Subsidiaries of Party B shall provide relevant information and documents to Party A as required by Party A, and arrange special personnel to correspond and coordinate with Party A and assist Party A with on-site research and collection of materials in Party B and Subsidiaries of Party B;

e)	If necessary, Party B and Subsidiaries of Party B shall provide requisite working facilities and conditions to the special personnel arranged by Party A, and bear related expenses and costs incurred by such personnel during the period of the provision of the management service;

f)	Develop and operate education service in effective, prudent and legal manners, and maintain and renew in time requisite licenses and authorities of education consulting service provided by Party B and Subsidiaries of Party B under this Agreement to keep the effective and entire legal validity of such licenses and authorities; establish and maintain an independent account for education service;

g)	Provide Party A with any requisite technology or other materials deemed necessary by Party A, and provide Party A with the access to requisite places and facilities for service under this Agreement.;

h)	Party B and Subsidiaries of Party B shall operate in accordance with relevant laws and regulations, complete all relevant procedure necessary for operation, and provide duplicates of such licenses;

i)	Party B and Subsidiaries of Party B possess all permissions, licenses, authorities, approvals and facilities, and guarantee such permissions, licenses, authorities and approvals are continually effective and legitimate during the whole effective period of this Agreement;

j)	Pay the service fee to Party A on time.

7.	Confidentiality

7.1	This Agreement and all clauses hereof are confidential information. The Parties shall not be disclosed to any third party except for relevant senior officers, directors, employees, agents or professional consultants of such Parties or their affiliates who are relevant with the transaction contemplated under this Agreement and who are obligated to keep such confidential information confidential. This clause shall not apply in the event the Parties are required by relevant laws or regulations or relevant securities exchange institutions to disclose information or contents relating to this Agreement to any governmental authorities, the public or the shareholders, or file this Agreement with relevant authorities for record.

7.2	This clause shall survive any modification or termination of this Agreement.

8.	Liabilities for Breach of Agreement

8.1	In the event any Party fails to perform any of its obligations under this Agreement, or made any untrue or inaccurate representation or warranty, such Party shall be liable for all the losses of other Parties for breach of the Agreement, or pay the penalties to the other Parties as agreed by the relevant Parties.

8.2	In the event that Party B and/or Subsidiaries of Party B is deemed as breach of the Agreement in accordance with Article 8.1, Party B and/or Subsidiaries of Party B shall compensate for entire loses, damages or responsibilities of Party A for the performance under this Agreement or provision of services, including but not limited to damages and costs caused by any suits, claims of compensation, or other requests.

8.3	This clause shall survive any modification or termination of this Agreement.

9.	Force Majeure

Force Majeure Event shall mean any objective circumstance, the occurrence of which is unforeseeable, unavoidable, uncontrollable and insurmountable at the time of execution of this Agreement (including but not limited to earthquake, typhoon, flood, fire, strike, war, and rebellion).

In the event the performance of the Agreement is influenced by any Force Majeure, the Party suffering Force Majeure shall (i) notify the other parties by telegram, facsimile or other electronic means immediately after the occurrence of such Force Majeure and shall provide written documents evidencing the occurrence of such Force Majeure within fifteen (15) business days; (ii) take all reasonable and viable manners to mitigate or remove the effect of force majeure, and continue its performance of the Agreement after such effect is mitigated or removed.

10.	Assignment of this Agreement and the Change of Parties

10.1	Without prior written consent of Party A, Party C, Party B and Subsidiaries of Party B shall not transfer, assign any right or obligation under this Agreement to any third party, except that Party A acquires the equity interest of Party B directly or indirectly according to the Exclusive Call Option Agreement.

10.2	Part B hereby agrees that Party A shall have the right to transfer or assign any of its rights and obligations by informing Party B in writing and without Party B’s prior consent.

10.3	Increase of Subsidiaries of Party B. If Subsidiaries of Party B increase at any time after effectiveness of this Agreement, Party B and Party C shall cause such new subsidiary to sign the Right and Obligation Assumption Letter listed in Appendix III or other legal documents permitted or required by the PRC laws to make such new subsidiary to enjoy and undertake all the rights and obligations under this Agreement as those of Subsidiaries of Party B hereunder. As of the date of execution of such Right and Obligation Assumption Letter or other legal documents, the new subsidiary should be deemed as a party to this Agreement. Other Parties of the Agreement hereby agree with such arrangements.

10.4	Rights and obligations under this Agreement shall be legally binding upon assignees, successors of the Parties, no matter such assignment of obligations and rights is caused by takeover, restructuring, success, assignment or any other reason.

10.5	In the event that Party C no longer possesses any shares of Party B, Party C shall be deemed no longer as a party of this Agreement. In the event that any other third party becomes a shareholder of Party B, Party B and Party C shall take effort to cause this third party executing relevant legal documents and becoming one of Party C of this Agreement.

11.	Miscellaneous

11.1	This Agreement and any related matters shall be governed by and construed in accordance with the PRC laws. All disputes arising out of or in connection with this Agreement shall be conciliated friendly by and between the Parties. When the disputes could not be solved by conciliation, such disputes may be submitted to China International Economic and Trade Arbitration Commission and be finally settled under the Rules of Arbitration of the China International Economic and Trade Arbitration Commission by arbitrators appointed in accordance with rules then effective of such arbitration commission. The arbitration award shall be final and binding upon all Parties. The language used in arbitration shall be in Chinese. The place of arbitration shall be in Beijing. The Parties hereto shall continue to perform its obligations and exercise its rights hereunder except for those submitted for arbitration. The validity of this Article 11.1 shall not be influenced by the modification, rescission and termination of this Agreement.

11.2	Upon the execution of this Agreement, the Agreement shall substitute any and all covenants, memorandums, agreements or other documents concerning the matters involved in this Agreement.

11.3	This Agreement shall be performed within the scope stipulated by laws. In the event any article or any part of an article is deemed as illegal, invalid or unenforceable by any competent authority or court, such illegality, invalidity or unenforceability shall not affect other articles of this Agreement or other part of this article, and other articles of this Agreement or other part of this article shall remain valid. Parties shall make their best effort to modify such illegal, invalid or unenforceable articles to achieve the purpose of the original articles.

11.4	All appendixes hereto are integral parts of this Agreement and shall be equally binding with other parts of this Agreement.

11.5	The Agreement is executed in ten (10) counterparts, each of Party A, Party B and Party C holds one counterpart and the other counterparts are held by Party A.

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Party A: Zhuhai Hengqin Bright Scholar Management Consulting Co., Ltd.

(Seal) Seal of Zhuhai Hengqin Bright Scholar Management Consulting Co., Ltd. Affixed

By:	/s/ Meirong Yang
Name:	Meirong Yang
Title:	Legal Representative

Party B: BGY Education Investment Management Co., Ltd.

(Seal) Seal of BGY Education Investment Management Co., Ltd. Affixed

By:	/s/ Meirong Yang
Name:	Meirong Yang
Title:	Legal Representative

Subsidiaries of Party B:

Guangdong Country Garden School

(Seal) Seal of Guangdong Country Garden School Affixed

By:	/s/ Chijuan Liang
Name:	Chijuan Liang
Title:	Legal Representative

Subsidiaries of Party B:

Huanan Country Garden School

(Seal) Seal of Huanan Country Garden School Affixed

By:	/s/ Guangyi You
Name:	Guangyi You
Title:	Legal Representative

Subsidiaries of Party B:

Huanan Country Garden Bilingual Kindergarten

(Seal) Seal of Huanan Country Garden Bilingual Kindergarten Affixed

By:	/s/ Guangyi You
Name:	Guangyi You
Title:	Legal Representative

Subsidiaries of Party B:

Phoenix City Bilingual School

(Seal) Seal of Phoenix City Bilingual School Affixed

By:	/s/ Jinsheng Cheng
Name:	Jinsheng Cheng
Title:	Legal Representative

Subsidiaries of Party B:

Phoenix City Bilingual Kindergarten

(Seal) Seal of Phoenix City Bilingual Kindergarten Affixed

By:	/s/ Jinsheng Cheng
Name:	Jinsheng Cheng
Title:	Legal Representative

Subsidiaries of Party B:

Licheng Country Garden Bilingual Kindergarten

(Seal) Seal of Licheng Country Garden Bilingual Kindergarten Affixed

By:	/s/ Jinsheng Cheng
Name:	Jinsheng Cheng
Title:	Legal Representative

Subsidiaries of Party B:

Country Garden Huacheng Kindergarten

(Seal) Seal of Country Garden Huacheng Kindergarten Affixed

By:	/s/ Chijuan Liang
Name:	Chijuan Liang
Title:	Legal Representative

Subsidiaries of Party B:

Country Garden Huacheng School

(Seal) Seal of Country Garden Huacheng School Affixed

By:	/s/ Chijuan Liang
Name:	Chijuan Liang
Title:	Legal Representative

Subsidiaries of Party B:

Country Garden Venice Bilingual School

(Seal) Seal of Country Garden Venice Bilingual School Affixed

By:	/s/ Jiaqi Duan
Name:	Jiaqi Duan
Title:	Legal Representative

Subsidiaries of Party B:

Huaxi Country Garden International Kindergarten

(Seal) Seal of Huaxi Country Garden International Kindergarten Affixed

By:	/s/ Linghong Gan
Name:	Linghong Gan
Title:	Legal Representative

Subsidiaries of Party B:

Wuyi Gountry Garden Billingual School

(Seal) Seal of Wuyi Gountry Garden Billingual School Affixed

By:	/s/ Zhiwu Fang
Name:	Zhiwu Fang
Title:	Legal Representative

Subsidiaries of Party B:

Nansha Country Garden Bilingual Kindergarten

(Seal) Seal of Nansha Country Garden Bilingual Kindergarten Affixed

By:	/s/ Guangyi You
Name:	Guangyi You
Title:	Legal Representative

Subsidiaries of Party B:

Phoenix City Bilingual Kindergarten

(Seal) Seal of Phoenix City Bilingual Kindergarten Affixed

By:	/s/ Jinsheng Chen
Name:	Jinsheng Chen
Title:	Legal Representative

Subsidiaries of Party B:

Shawan Country Garden Kindergarten

(Seal) Seal of Shawan Country Garden Kindergarten Affixed

By:	/s/ Chijuan Liang
Name:	Chijuan Liang
Title:	Legal Representative

Subsidiaries of Party B:

Heshan Country Garden School

(Seal) Seal of Heshan Country Garden School Affixed

By:	/s/ Congjin Xu
Name:	Congjin Xu
Title:	Legal Representative

Subsidiaries of Party B:

Heshan Country Garden Kindergarten

(Seal) Seal of Heshan Country Garden Kindergarten Affixed

By:	/s/ Congjin Xu
Name:	Congjin Xu
Title:	Legal Representative

Subsidiaries of Party B:

Country Garden Venice Kindergarten

(Seal) Seal of Country Garden Venice Kindergarten Affixed

By:	/s/ Wenjie Yang
Name:	Wenjie Yang
Title:	Legal Representative

Subsidiaries of Party B:

Wuhan Country Garden Kindergarten

(Seal) Seal of Wuhan Country Garden Kindergarten Affixed

By:	/s/ Yuzhong Chen
Name:	Yuzhong Chen
Title:	Legal Representative

Subsidiaries of Party B:

Wuhan Country Garden School

(Seal) Seal of Wuhan Country Garden School Affixed

By:	/s/ Xiaohua He
Name:	Xiaohua He
Title:	Legal Representative

Subsidiaries of Party B:

Huanan Country Garden Cuiyun Mountain Kindergarten

(Seal) Seal of Huanan Country Garden Cuiyun Mountain Kindergarten Affixed

By:	/s/ Guangyi You
Name:	Guangyi You
Title:	Legal Representative

Subsidiaries of Party B:

Xiju Country Garden Kindergarten

(Seal) Seal of Xiju Country Garden Kindergarten Affixed

By:	/s/ Shuzhen Yang
Name:	Shuzhen Yang
Title:	Legal Representative

Subsidiaries of Party B:

Ningxiang Country Garden School

(Seal) Seal of Ningxiang Country Garden School Affixed

By:	/s/ Hui Xiang
Name:	Hui Xiang
Title:	Legal Representative

Subsidiaries of Party B:

Huadu Holiday Peninsula Kindergarten

(Seal) Seal of Huadu Holiday Peninsula Kindergarten Affixed

By:	/s/ Meirong Yang
Name:	Meirong Yang
Title:	Legal Representative

Subsidiaries of Party B:

Maoming Country Garden Kindergarten

(Seal) Seal of Maoming Country Garden Kindergarten Affixed

By:	/s/ Congjin Xu
Name:	Congjin Xu
Title:	Legal Representative

Subsidiaries of Party B:

Dalang Country Garden Kindergarten

(Seal) Seal of Dalang Country Garden Kindergarten Affixed

By:	/s/ Meirong Yang
Name:	Meirong Yang
Title:	Legal Representative

Subsidiaries of Party B:

Jurong Country Garden Kindergarten

(Seal) Seal of Jurong Country Garden Kindergarten Affixed

By:	/s/ Yuan Li
Name:	Yuan Li
Title:	Legal Representative

Subsidiaries of Party B:

Zengcheng Country Garden School

(Seal) Seal of Zengcheng Country Garden School Affixed

By:	/s/ Jinsheng Cheng
Name:	Jinsheng Cheng
Title:	Legal Representative

Subsidiaries of Party B:

Zengcheng Country Garden kindergarten

(Seal) Seal of Zengcheng Country Garden kindergarten Affixed

By:	/s/ Jinsheng Cheng
Name:	Jinsheng Cheng
Title:	Legal Representative

Subsidiaries of Party B:

Fengxin Country Garden Kindergarten

(Seal) Seal of Fengxin Country Garden Kindergarten Affixed

By:	/s/ Jinsheng Cheng
Name:	Jinsheng Cheng
Title:	Legal Representative

Subsidiaries of Party B:

Phoenix City Fengyan Kindergarten

(Seal) Seal of Phoenix City Fengyan Kindergarten Affixed

By:	/s/ Jinsheng Cheng
Name:	Jinsheng Cheng
Title:	Legal Representative

Subsidiaries of Party B:

Huiyang Country Garden Kindergarten

(Seal) Seal of Huiyang Country Garden Kindergarten Affixed

By:	/s/ Xiaomin Hu
Name:	Xiaomin Hu
Title:	Legal Representative

Subsidiaries of Party B:

Counrty Garden Silver Beach Kindergarten

(Seal) Seal of Counrty Garden Silver Beach Kindergarten Affixed

By:	/s/ Meirong Yang
Name:	Meirong Yang
Title:	Legal Representative

Subsidiaries of Party B:

Haoting Country Garden Kindergarten

(Seal) Seal of Haoting Country Garden Kindergarten Affixed

By:	/s/ Guangyi You
Name:	Guangyi You
Title:	Legal Representative

Subsidiaries of Party B:

Country Garden Silver Beach School

(Seal) Seal of Country Garden Silver Beach School Affixed

By:	/s/ Laixiang Li
Name:	Laixiang Li
Title:	Legal Representative

Subsidiaries of Party B:

Country Garden Panpuwan School

(Seal) Seal of Country Garden Panpuwan School Affixed

By:	/s/ Xuan Shu
Name:	Xuan Shu
Title:	Legal Representative

Subsidiaries of Party B:

Huaxi Country Garden International School

(Seal) Seal of  Huaxi Country Garden International School Affixed

By:	/s/ Qin Liu
Name:	Qin Liu
Title:	Legal Representative

Subsidiaries of Party B:

Laian Country Garden Foreign Language School

(Seal) Seal of Laian Country Garden Foreign Language School Affixed

By:	/s/ Weihan Yang
Name:	Weihan Yang
Title:	Legal Representative

Subsidiaries of Party B:

Danyang Country Garden Kindergarten

(Seal) Seal of Danyang Country Garden Kindergarten Affixed

By:	/s/ Guangchun Liu
Name:	Guangchun Liu
Title:	Legal Representative

Subsidiaries of Party B:

Qingyuan Country Garden Bilingual Kindergarten

(Seal) Seal of Qingyuan Country Garden Bilingual Kindergarten Affixed

By:	/s/ Meirong Yang
Name:	Meirong Yang
Title:	Legal Representative

Subsidiaries of Party B:

Shaoguan Zhenjiang Country Garden Foreign Language Kindergarten

(Seal) Seal of Shaoguan Zhenjiang Country Garden Foreign Language Kindergarten Affixed

By:	/s/ Meirong Yang
Name:	Meirong Yang
Title:	Legal Representative

Subsidiaries of Party B:

Taishan Country Garden School

(Seal) Seal of Taishan Country Garden School Affixed

By:	/s/ Jianmin Li
Name:	Jianmin Li
Title:	Legal Representative

Subsidiaries of Party B:

Gaoming Country Garden Kindergarten

(Seal) Seal of Gaoming Country Garden Kindergarten Affixed

By:	/s/ Xiaogang Li
Name:	Xiaogang Li
Title:	Legal Representative

Subsidiaries of Party B:

Enping County Garden Kindergarten

(Seal) Seal of Enping County Garden Kindergarten Affixed

By:	/s/ Xiaoyong He
Name:	Xiaoyong He
Title:	Legal Representative

Subsidiaries of Party B:

Laian Country Garden Kindergarten

(Seal) Seal of Laian Country Garden Kindergarten Affixed

By:	/s/ Chunhong Chen
Name:	Chunhong Chen
Title:	Legal Representative

Subsidiaries of Party B:

Lanzhou Country Garden School

(Seal) Seal of Lanzhou Country Garden School Affixed

By:	/s/ Ming Yao
Name:	Ming Yao
Title:	Legal Representative

Subsidiaries of Party B:

Huidong Silver Beach Education Consulting Co., Ltd.

(Seal) Seal of Huidong Silver Beach Education Consulting Co., Ltd. Affixed

By:	/s/ Laixiang Li
Name:	Laixiang Li
Title:	Legal Representative

Subsidiaries of Party B:

Ningxiang Country Garden Foreign Language Training School

(Seal) Seal of Ningxiang Country Garden Foreign Language Training School Affixed

By:	/s/ Hui Xiang
Name:	Hui Xiang
Title:	Legal Representative

Subsidiaries of Party B:

Ningxiang Country Garden Kindergarten

(Seal) Seal of Ningxiang Country Garden Kindergarten Affixed

By:	/s/ Heng Xiang
Name:	Heng Xiang
Title:	Legal Representative

Subsidiaries of Party B:

Guangdong Xingjian Education Co., Ltd.

(Seal) Seal of Guangdong Xingjian Education Co., Ltd. Affixed

By:	/s/ Rui Zhan
Name:	Rui Zhan
Title:	Legal Representative

Subsidiaries of Party B:

Foshan Shunde Shengbo Culture and Arts Training Co., Ltd.

(Seal) Seal of Foshan Shunde Shengbo Culture and Arts Training Co., Ltd. Affixed

By:	/s/ Rui Zhan
Name:	Rui Zhan
Title:	Legal Representative

Subsidiaries of Party B:

Time Elan Education Technology (Beijing) Co., Ltd.

(Seal) Seal of Time Elan Education Technology (Beijing) Co., Ltd. Affixed

By:	/s/ Yuchen Zhou
Name:	Yuchen Zhou
Title:	Legal Representative

Subsidiaries of Party B:

Shanghai Elan Culture Communication Co., Ltd.

(Seal) Seal of Shanghai Elan Culture Communication Co., Ltd. Affixed

By:	/s/ Jiaqian Pei
Name:	Jiaqian Pei
Title:	Legal Representative

Subsidiaries of Party B:

Shenzhen Time Elan Technology Co., Ltd.

(Seal) Seal of Shenzhen Time Elan Technology Co., Ltd. Affixed

By:	/s/ Bangli Yuan
Name:	Bangli Yuan
Title:	Legal Representative

Subsidiaries of Party B:

Foshan Elan Educational Technology Co., Ltd.

(Seal) Seal of Foshan Elan Educational Technology Co., Ltd. Affixed

By:	/s/ Rui Zhan
Name:	Rui Zhan
Title:	Legal Representative

Subsidiaries of Party B:

Shanghai Yihe Educational Technology Co., Ltd

(Seal) Seal of Shanghai Yihe Educational Technology Co., Ltd Affixed

By:	/s/ Jiaqian Pei
Name:	Jiaqian Pei
Title:	Legal Representative

Subsidiaries of Party B:

Shanghai Elan Educational Training Co., Ltd.

(Seal) Seal of Shanghai Elan Educational Training Co., Ltd. Affixed

By:	/s/ Xiaomi Zhou
Name:	Xiaomi Zhou
Title:	Legal Representative

Party C:

Meirong Yang

Signature:	/s/ Meirong Yang

Party C:

Wenjie Yang

Signature:	/s/ Wenjie Yang

Appendix I    Subsidiaries of Party B

1)	Guangdong Country Garden School;

2)	Huanan Country Garden School;

3)	Huanan Country Garden Bilingual Kindergarten;

4)	Phoenix City Bilingual School;

5)	Phoenix City Bilingual Kindergarten;

6)	Licheng Country Garden Bilingual Kindergarten;

7)	Country Garden Huacheng Kindergarten;

8)	Country Garden Huacheng School;

9)	Country Garden Venice Bilingual School;

10)	Huaxi Country Garden International Kindergarten;

11)	Wuyi Gountry Garden Billingual School;

12)	Nansha Country Garden Bilingual Kindergarten;

13)	Phoenix City Bilingual Kindergarten;

14)	Shawan Country Garden Kindergarten;

15)	Heshan Country Garden School;

16)	Heshan Country Garden Kindergarten;

17)	Country Garden Venice Kindergarten;

18)	Wuhan Country Garden Kindergarten;

19)	Wuhan Country Garden School;

20)	Huanan Country Garden Cuiyun Mountain Kindergarten;

21)	Xiju Country Garden Kindergarten;

22)	Ningxiang Country Garden School;

23)	Huadu Holiday Peninsula Kindergarten;

24)	Maoming Country Garden Kindergarten;

25)	Dalang Country Garden Kindergarten;

26)	Jurong Country Garden Kindergarten;

27)	Zengcheng Country Garden School;

28)	Zengcheng Country Garden Kindergarten;

29)	Fengxin Country Garden Kindergarten;

30)	Phoenix City Fengyan Kindergarten;

31)	Huiyang Country Garden Kindergarten;

32)	Counrty Garden Silver Beach Kindergarten;

33)	Haoting Country Garden Kindergarten;

34)	Country Garden Silver Beach School;

35)	Country Garden Panpuwan School;

36)	Huaxi Country Garden International School;

37)	Laian Country Garden Foreign Language School;

38)	Danyang Country Garden Kindergarten;

39)	Qingyuan Country Garden Bilingual Kindergarten;

40)	Shaoguan Zhenjiang Country Garden Foreign Language Kindergarten;

41)	Taishan Country Garden School;

42)	Gaoming Country Garden Kindergarten;

43)	Enping County Garden Kindergarten;

44)	Laian Country Garden Kindergarten;

45)	Lanzhou Country Garden School;

46)	Huidong Silver Beach Education Consulting Co., Ltd.;

47)	Ningxiang Country Garden Foreign Language Training School;

48)	Ningxiang Country Garden Kindergarten;

49)	Guangdong Xingjian Education Co., Ltd.

50)	Foshan Shunde Shengbo Culture and Arts Training Co., Ltd.;

51)	Time Elan Education Technology (Beijing) Co., Ltd.;

52)	Shanghai Elan Culture Communication Co., Ltd.;

53)	Shenzhen Time Elan Technology Co., Ltd.;

54)	Foshan Elan Educational Technology Co., Ltd.;

55)	Shanghai Yihe Educational Technology Co., Ltd;

56)	Shanghai Elan Educational Training Co., Ltd.

Appendix II: Contents of Service, Calculation and Payment of the Service Fee

1.	Contents of Service

(1)	Providing opinions and advice for assets, business operation and negotiation, execution and performance of material contracts;

(2)	Providing services for middle or short term market development and market planning;

(3)	Providing service of market research, study and consulting service;

(4)	Providing opinions and advises for handling creditor’s rights and debts;

(5)	Providing the opinions and advices for merger and acquisition;

(6)	Providing services for human resources management, occupation and pre-occupation skills training for employees;

(7)	Licensing of intellectual properties including software, trademark, domain name, technology secrets and etc.,

(8)	Providing services for developing and supporting education software, education courseware, and tutoring;

(9)	Providing consulting and training services for running schools and international courses;

(10)	Providing services of technology development, technology transfer, and technology consulting;

(11)	Providing services for management and maintenance of the human resources information management system, payment management information system, internal informatization management system and other management system;

(12)	Providing services for developing, upgrading of network and the ordinary maintenance, supervision, adjustment and trouble removal of computer network equipment;

(13)	Providing technology consultation and solution for questions about the network facilities, technology products and software of Service Accepting Party;

(14)	Providing services for public relationship;

(15)	Providing services for sale of self-made products;

(16)	Providing ordinary maintenance for office equipment;

(17)	Providing services for seeking and electing appropriate third-party service providers for Service Accepting Party;

(18)	Providing ordinary management service of third-party service providers for the Service Accepting Party;

(19)	Providing consulting service regarding the overseas market for Service Accepting Party; and/or

(20)	Other services determined from time to time by Party A and the Service Accepting Party according to the need of business and capacity of provision of services.

2.	Calculation and Payment of the Service Fee

(1)	The Fee for the services provided under this Agreement is calculated as the balance of general income deducting costs, taxes and other reserved fees stipulated by laws and regulations, the sum of Fee shall be determined by Party A in its discretion taking account of the following factors:

(a)	The technical difficulty and complexity of the services;

(b)	The resources expenditures of Party A and the time costs of employees of Party A concerning the services;

(c)	The contents and commercial value of the services;

(d)	The market price of similar services;

(e)	The operation performance of Service Accepting Party.

(2)	Party A will calculate the fee payable on a fixed term, which is to be determined by Party A and Service Accepting Party shall agree to such decision, and send Service Accepting Party the bill of service fee for the previous term. Service Accepting Party shall pay the fee to the bank account designated by Party A within ten business days after receipt of the bill, and send copy of the remittance certificate by facsimile or mail to Party A within ten business days after payment.

(3)	In addition to the service fee, Service Accepting Party shall bear any and all reasonable cost, advance payment and out-of-pocket expense in any kind (“Expense”) for Party A resulting from or relevant to the performing or providing the services and shall reimburse Party A for all such Expenses.

(4)	Service Accepting Party shall pay to the Party A the service fees and shall reimburse all Expenses according to this Agreement and its supplemental agreements executed from time to time. Party A shall provide to the Service Accepting Party all the official receipts of the service fees and Expense in time. All payment made by Service Accepting Party to Party A shall pay by remittance or in other methods as agreed by both Parties to the bank account designated by Party A. Both Parties agreed that Party A may change the payment instruction from time to time by delivering notice to Service Accepting Party.

Appendix III: Right and Obligation Assumption Letter

This entity,                , is the subsidiary of BGY Education Investment Management Co., Ltd. (“Investor”), established and registered on                  (date).The Investor possesses         % of this entity’s share.

In accordance with Exclusive Management Service and Business Cooperation Agreement (“Agreement”) entered into by and between Investor, Zhuhai Hengqin Bright Scholar Management Consulting Co., Ltd. and other relevant parties on January 25, 2017, this entity shall join the Agreement according to Article 10.1 of the Agreement as a new subsidiary of Party B under this Agreement.

This entity agrees to join the Agreement as a new Subsidiary of Party B of the Investor, enjoy rights under the Agreement, and perform obligations according to the Agreement. This Assumption Letter came into effect upon the date of execution.

(Seal)
Signature of Legal Representative:
Date: